SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.   20549

                                      FORM 8-K


                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                               Securities Exchange Act


           Date of Report (Date of Earliest event reported): April 19, 1995


                            SANTA FE PACIFIC CORPORATION
               (Exact Name of Registrant as Specified in Its Charter)



                                       Delaware
                   (State or Other Jurisdiction of Incorporation)


                        1-8627                              36-3258709
              (Commission File Number)                   (I.R.S. Employer
                                                        Identification No.)






                1700 East Golf Road, Schaumburg, Illinois   60173-5860
                (Address of Principal Executive Offices)   (Zip Code)



                                   (708) 995-6000
                (Registrant's Telephone Number, Including Area Code)



                                  (Not Applicable)
            (Former Name or Former Address, If Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN THE REPORT


          Item 5.   Other Events.

               Santa Fe Pacific Corporation announced its 1995 first quarter earnings in an Apri 19, 1995, press release, which press release is attached as Exhibit 99 and is hereby incorporated by reference.

          Item 7.   Financial Statements and Exhibits.

               (c)  Exhibits:

                    See Exhibit Index included herewith at E-1.

                                     SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SANTA FE PACIFIC CORPORATION
                                            (Registrant)



          Date:  April 21, 1995             By:  /s/ Thomas N. Hund
                                            ------------------------------
                                            (Signature)
                                            Thomas N. Hund
                                            Vice President and Controller

                                       EXHIBIT INDEX
                                       -------------

          EXHIBIT
          NUMBER    DESCRIPTION OF EXHIBIT
          -------   ----------------------

            99      Form of press release dated April 19, 1995.



                                         E-1